Exhibit 10.2

Execution Version

SIXTH AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

July 28, 2017

among

GENESIS ENERGY, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,

as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent,

and

The Lenders Party Hereto

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 28, 2017 (this “Sixth Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

RECITALS

A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016, and that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and

B.     The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. SECTION 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Sixth Amendment refer to articles, schedules, exhibits and sections of the Sixth Amendment.

SECTION 2. Amendments to Credit Agreement. As of the Sixth Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

““Accordion Arrangers” means, collectively, Wells Fargo Securities, LLC, BMO Capital Markets, and Deutsche Bank AG New York Branch.”

““Designated Acquisition” means the acquisition by the Borrower or any Borrower Party disclosed prior to the Sixth Amendment Effective Date to the Administrative Agent and the Required Lenders that are party to the Sixth Amendment.”

““Designated Acquisition Alternative Note Facility” means senior notes issued by one or both of the Borrower and Finance Co in connection with, and in order to finance a portion of the consideration for, the Designated Acquisition.”

““Designated Acquisition Alternative Term Facility” means one or more senior secured term loan facilities issued by the Borrower at the request of the Accordion Arrangers in an aggregate principal amount not to exceed $300,000,000 in connection with, and in order to finance a portion of the consideration for, the Designated Acquisition; provided that (a) the terms and conditions of such Indebtedness shall be satisfactory to the Accordion Arrangers and (b) such Indebtedness shall be subject to customary intercreditor terms reasonably satisfactory to the Administrative Agent and the Accordion Arrangers.”

““Designated Acquisition Entities” means the Persons whose Equity Interests are to be acquired in the Designated Acquisition.”

““Sixth Amendment” means that certain Sixth Amendment to Fourth Amendment and Restated Credit Agreement, dated as of July 28, 2017, among the Borrower, the Administrative Agent and the Lenders party thereto.”

““Sixth Amendment Effective Date” means the “Sixth Amendment Effective Date” as defined in that certain Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of July 28, 2017 among the Borrower, the Administrative Agent and the Lenders party thereto.”

(b)	The definition of “Permitted Encumbrances” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating in their entirety as follows each of clause (h) thereof and the proviso at the end thereof:

“(h)    Liens described in Sections 6.02(b), 6.02(c), 6.02(d), 6.02(e), 6.02(f), 6.02(g), 6.02(h), 6.02(i), 6.02(j), 6.02(k), 6.02(l) and 6.02(m); and”

“provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness for borrowed money (other than Liens permitted pursuant to Sections 6.02(b), 6.02(c), 6.02(f), 6.02(g), 6.02(h), 6.02(j), 6.02(k), 6.02(l) and 6.02(m)).”

(c)	Section 6.01(A)(j) of the Credit Agreement is hereby amended by amending and restating clause (D) of the proviso therein in its entirety as follows:

“(D)    have no mandatory prepayment or redemption provisions other than (1) prepayments required as a result of a “change of control” or asset sale and (2) solely in the case of any Designated Acquisition Alternative Note Facility,

prepayments or redemptions required as a result of the failure of the Borrower and the other applicable Borrower Parties to consummate the Designated Acquisition as required under the terms of the Designated Acquisition Alternative Note Facility,”

(d)	Section 6.01(A)(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(n)    Indebtedness incurred pursuant to a Designated Acquisition Alternative Term Facility; provided that no Subsidiary that is not also a Guarantor shall guarantee such Indebtedness;”

(e)	Section 6.02 of the Credit Agreement is hereby amended by (i) renaming the existing Sections 6.02(j) and 6.02(k) of the Credit Agreement as Sections 6.02(l) and 6.02(m), respectively, of the Credit Agreement and (ii) inserting the following new clauses (j) and (k) after Section 6.02(i) of the Credit Agreement:

“(j)    prior to the earlier to occur of (i) any prepayment or redemption as described in clause (i)(D)(2) of the proviso to Section 6.01(A)(j), and (ii) the consummation of the Designated Acquisition, Liens represented by the escrow of the proceeds of Indebtedness issued pursuant to Section 6.01(A)(j) of the Credit Agreement to finance the Designated Acquisition; and”

“(k)Liens securing Indebtedness permitted by Section 6.01(A)(n); provided that such Liens do not encumber any Property other than Collateral and such Liens are pari passu with the Liens securing the Secured Obligations;”

(f)	Section 6.03(b) of the Credit Agreement is hereby amended by (i) deleting the “and” from the end of clause (ii) of Section 6.03(b) of the Credit Agreement, (ii) renumbering clause (iii) of Section 6.03(b) of the Credit Agreement as clause (iv) of Section 6.03(b) of the Credit Agreement, and (iii) inserting the following new clause (iii) after clause (ii) of Section 6.03(b) of the Credit Agreement:

“(iii) to the extent that the Equity Interests in the Designated Acquisition Entities are acquired pursuant to the Designated Acquisition, businesses of the type conducted by such Designated Acquisition Entities on the Sixth Amendment Effective Date and businesses reasonably related thereto, and”

(g)	Section 6.14(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Calculations in Connection with the Designated Acquisition. Notwithstanding anything to the contrary contained in this Section 6.14, all Indebtedness issued pursuant to Section 6.01(A)(j) of the Credit Agreement in advance of the consummation of the Designated Acquisition for the purpose of financing the Designated Acquisition shall be excluded from Consolidated Total Funded Debt for purposes of calculating compliance with the financial covenants set forth in Section 6.14 until the consummation of the Designated Acquisition; provided that such Indebtedness is subject to special mandatory redemption provisions if the Designated Acquisition is not consummated.”

(h)	Section 6.17 of the Credit Agreement is hereby amended by (i) renumbering clauses (a)(iv) and (a)(v) of Section 6.17 of the Credit Agreement as clauses (a)(v) and (a)(vi), respectively, of Section 6.17 of the Credit Agreement, and (ii) inserting the following new clause (a)(iv) immediately after clause (a)(iii) of Section 6.17 of the Credit Agreement:

“(iv) Indebtedness incurred pursuant to and in accordance with Section 6.01(A)(n)”.

SECTION 3. Conditions to Effectiveness. This Sixth Amendment shall not become effective until the date (the “Sixth Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)	The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment.

(b)	The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Sixth Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Miscellaneous.

(a)	Confirmation. The provisions of the Loan Documents, as amended by this Sixth Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Sixth Amendment.

(b)

Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (b) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (c) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (d) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Sixth Amendment, all of the representations and warranties contained in each Loan

Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (ii) as of the date hereof, after giving effect to this Sixth Amendment, no Default has occurred and is continuing.

(c)	Loan Document. This Sixth Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)	Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)	NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)	GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)	THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS SIXTH AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.,

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ J. Christopher Lyons
Name:	J. Christopher Lyons
Title:	Managing Director

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

ABN AMRO CAPITAL USA, LLC, as a Lender

By:	/s/ Kaylan Hopson
Name:	Kaylan Hopson
Title:	Vice President

By:	/s/ R. Bisscheroux
Name:	R. Bisscheroux
Title:	Director

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

BMO Harris Financing, Inc., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[Exhibit I — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

BNP Paribas, as a Lender

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

By:	/s/ Matt Worstell
Name:	Matt Worstell
Title:	Director

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Director

By:	/s/ Kai Fang
Name:	Kai Fang
Title:	Associate

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Richard C. Butler
Name:	Richard C. Butler
Title:	Senior Vice President

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page — Sixth Amendment to Fourth Amended and

Restated Credit Agreement]